UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2007

Moscow CableCom Corp.

(Exact name of registrant as specified in its charter)

Commission file number:  000-1460

Delaware	06-0659863
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 38th Floor	10022
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 826-8942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01.     Other Events.

On January 17, 2007, Moscow CableCom Corp. (the "Company") issued a press release announcing information with respect to the growth of its homes passed network and the number of subscribers for its broadband services for the month of December 2006, and estimates of service revenues to be reported for the fourth quarter and year ended December 31, 2006.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.

Description of Exhibit

99.1

Press Release dated January 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

/s/ Tate Fite

Name: Tate Fite
Title:  Chief Financial Officer

Date:  January 17, 2007

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